UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MAY 3, 2006

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On May 3, 2006, the Board of Directors of Lufkin Industries, inc. (“Lufkin”) discussed and decided not to renew its shareholder rights plan. The Rights Agreement (the “Agreement”) between Lufkin and Lufkin National Bank, as Rights Agent, and the related common stock purchase rights issued under the Agreement will expire by the terms of the agreement at the close of business on May 31, 2006. The terms of the Agreement and the related common stock purchase rights issued under the Agreement are described in Lufkin’s registration statement on Form 8-A filed with the Securities and Exchange Commission on May 15, 1996, which description is incorporated herein by reference. Lufkin issued a press release on May 5, 2005, announcing the termination of the Agreement, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press Release, dated May 5, 2006, issued by Lufkin Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ R. D. Leslie
Vice President/Treasurer/Chief Financial Officer/ Principal Financial and Accounting Officer

Date: May 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 5, 2006, issued by Lufkin Industries, Inc.